SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                              Cash Trust Series II
                (Name of Registrant as Specified In Its Charter)

                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                   CASH TRUST SERIES II
                                                 Municipal Cash Series II
                                                 Treasury Cash Series II

Proxy Statement - Please Vote!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Cash Trust Series II (the "Trust") will hold a special meeting of shareholders of Municipal Cash Series II and Treasury Cash Series II on June 28, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on? The proposals include:

o        the election of Trustees;

o        ratification of independent auditors;

o        changes to the Trust's fundamental investment policies; and

o        amendments to the Declaration of Trust.

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why am I being asked to vote on the ratification of independent auditors?
The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors. The Board of Trustees approved the selection of Deloitte & Touche LLP, long-time auditors of the Trust, for the current fiscal.

Why are the Funds' "fundamental policies" being changed?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o eliminate those fundamental policies that are no longer required by the securities laws of the various states.

Federated Investment Management Company, the Trust's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust's adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why are the Trustees recommending amendments to the Declaration of Trust?
The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Declaration of Trust that permits the Trust to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.



You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.
  Federated's toll-free number is 1-800-341-7400.



                              After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                              CASH TRUST SERIES II

                            Municipal Cash Series II
                             Treasury Cash Series II

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 1999

                  A special meeting in lieu of annual meeting of the shareholders of Municipal Cash Series II (the "Municipal Fund") and Treasury Cash Series II (the "Treasury Fund") (the Municipal Fund and the Treasury Fund may be referred to individually as the "Fund," and collectively as the "Funds"), portfolios of Cash Trust Series II (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 28, 1999 to consider proposals:

                     (1)   To elect six Trustees.

                     (2) To ratify the selection of the Trust's independent auditors.

                     (3) To make changes to the Funds' fundamental investment policies:

                           (a) To amend the Municipal Fund's fundamental investment policy regarding diversification (Municipal Fund only);

                           (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                           (c) To amend the Municipal Fund's fundamental investment policy regarding investments in real estate (Municipal Fund only);

                           (d) To amend the Municipal Fund's fundamental investment policy regarding investments in commodities (Municipal Fund only);

                           (e) To amend the Municipal Fund's fundamental investment policy regarding underwriting securities (Municipal Fund only);

                           (f) To amend the Funds' fundamental investment
policies regarding lending by the Funds;

                           (g) To amend the Municipal Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry (Municipal Fund only);

                           (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin; and

                           (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets.

                     (4) To eliminate certain of the Funds' fundamental investment policies:

                    (a) To remove the Funds' fundamental investment policies on investing in restricted securities; and

                           (b) To remove the Funds' fundamental investment
policies on selling securities short.



                     (5) To amend and restate the Trust's Declaration of Trust to permit the Board of Trustees to liquidate the assets of the Trust, its series or classes, and distribute the proceeds of such assets to the holders of shares representing such interests, without shareholder approval.

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 30, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary


May 14, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting...................................4

Election of Six Trustees.......................................................5

About the Election of Trustees.................................................5

Trustees Standing for Election.................................................6

Ratification of the Selection of the Independent Auditors......................7

Approval of Changes to the Funds' Fundamental Investment
     Policies..................................................................7

Approval of the Elimination of Certain Fundamental Investment
     Policies of the Funds....................................................14

Approval of an Amendment and Restatement to the Trust's Declaration of Trust..15

Information About the Trust...................................................16

Proxies, Quorum and Voting at the Meeting.....................................16

Share Ownership of the Trustees...............................................17

Trustee Compensation..........................................................18

Officers of the Trust.........................................................19

Other Matters and Discretion of Attorneys Named in the Proxy..................21

                                                                      DEFINITIVE





                                 PROXY STATEMENT


                              CASH TRUST SERIES II

                            Municipal Cash Series II
                             Treasury Cash Series II

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting



         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees") which consists of two portfolios or series, Municipal Cash Series II (the "Municipal Fund") and Treasury Cash Series II (the "Treasury Fund") (the Municipal Fund and the Treasury Fund may be referred to as a "Fund," and collectively referred to as the "Funds"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



          Board has reviewed the proposed changes recommended in the investment policies of the Funds, and the proposed amendments to the Trust's Declaration of Trust, and has approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 14, 1999, to shareholders of record at the close of business on April 30, 1999 (the "Record Date"). On the Record Date, the Funds had outstanding the following number of shares of beneficial interest:

                  Municipal Fund:               267,462,413.57 shares
                  Treasury Fund:                236,573,370.69 shares

         The Funds' Annual Reports, which include audited financial statements for each Fund for the fiscal year ended May 31, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended November 30, 1998, were also previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                      PROPOSAL #1: ELECTION OF SIX TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Cunningham and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Mansfield and Walsh are expected to assume their responsibilities as Trustees effective July 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.



         Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Cunningham were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of two current Trustees. The anticipated resignations will not occur if Messrs. Mansfield and Walsh are not elected as Trustees.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality of the votes cast by shareholders of the Funds at the Meeting. The six individuals receiving the greatest number of votes at the Meeting will be deemed to be elected Trustees.



         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
               VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR ELECTION
                      TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) Trustees standing for election, and (ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

Trustees Standing for Election


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.


Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.


John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Nominees Not Presently Serving as Trustees

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.


       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS



         The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Trustees of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on August 18, 1998.

         The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.



         Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS


                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES



Introduction to Proposals #3(a) to #3(i) and #4(a) to #4(b).

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.



         After the Trust was formed in 1990, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

          (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees




         The recommended changes are specified below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each Proposal for each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investments in the Funds. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.



         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL #3(a): TO AMEND THE MUNICIPAL FUND'S FUNDAMENTAL INVESTMENT
                        POLICY REGARDING DIVERSIFICATION

This Proposal Pertains to the Municipal Fund Only.



         Under the 1940 Act, the Municipal Fund's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.



         The Municipal Fund's present policy regarding diversification states:


     "With respect to securities comprising 75% of the value of its assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer.


         Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds, backed only by the assets and revenues of a nongovernmental user, are considered to be issued solely by that user. If in the case of an industrial development bond or governmental-issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940."

         The Funds operate in compliance with 1940 Act Rule 2a-7, which was adopted by the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") to govern the operations of money market funds. Rule 2a-7 provides specific diversification requirements for money market funds, and these requirements are more restrictive than the Municipal Fund's current diversification policy.

         In order to afford the Municipal Fund's investment adviser maximum flexibility in managing the Fund's assets, the Trustees propose to amend the Municipal Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. While less restrictive than the limitations under Rule 2a-7, the amended policy complies with the Commission's general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers that are excluded from the 5% limitation. Upon approval of the Municipal Fund's shareholders, the fundamental investment policy governing diversification will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires a Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements."



Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Funds permit borrowing only as a temporary, extraordinary or emergency measure, and restrict the purchase of portfolio securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements, where permitted by the Funds' policies), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not presently intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(c): TO AMEND THE MUNICIPAL FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

This Proposal Pertains to the Municipal Fund Only.

         Under the 1940 Act, the Municipal Fund's policy concerning investments in real estate must be fundamental. The Fund currently has a fundamental investment policy prohibiting the purchase or sale of real estate. The current policy, however, allows the Fund to invest in companies that deal in real estate, or to invest in securities that are secured by real estate, and states:

          "The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in municipal securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."



         The proposed fundamental investment policy will not permit the Municipal Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Municipal Fund to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies. Upon shareholder approval, the fundamental investment policy of the Municipal Fund governing investments in real estate will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(d): TO AMEND THE MUNICIPAL FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

This Proposal Pertains to the Municipal Fund Only.

         Under the 1940 Act, the Municipal Fund's policy concerning investments in commodities must be fundamental. The Municipal Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities, commodity contracts or commodities futures contracts. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. The Municipal Fund does not consider financial futures contracts to be commodities for purposes of the policy set forth below.

         Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for the Municipal Fund will state:



         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

      PROPOSAL #3(e): TO AMEND THE MUNICIPAL FUND'S FUNDAMENTAL INVESTMENT
                    POLICY REGARDING UNDERWRITING SECURITIES

This Proposal Pertains to the Municipal Fund Only.

         Under the 1940 Act, the Municipal Fund's policy relating to underwriting is required to be fundamental. The Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:



         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting for the Municipal Fund will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Municipal Fund's fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                         REGARDING LENDING BY THE FUNDS

         Under the 1940 Act, each Fund's policy concerning lending must be fundamental. The Funds currently are subject to fundamental investment policies limiting their ability to make loans, which state:

         Municipal Fund:

         "The Fund will not lend any of its assets, except that it may acquire publicly issued municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations or Declaration of Trust."

         Treasury Fund:

         "The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements, permitted by its investment objective, policies, and limitations or Declaration of Trust."

         In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental policies specifically permit such investments. While neither Fund may lend its portfolio securities under its current investment policy, it is contemplated that the Treasury Fund may engage in securities lending in the future. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Treasury Fund currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

         Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets will state:



         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(g): TO AMEND THE MUNICIPAL FUND'S FUNDAMENTAL INVESTMENT POLICY
                 REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE
                  SECURITIES OF COMPANIES IN THE SAME INDUSTRY

This Proposal Pertains to the Municipal Fund Only.



         Under the 1940 Act, the Municipal Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).



         The Municipal Fund currently is subject to fundamental investment policy prohibiting it from concentrating its investments in a single industry. This policy provides:

         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments 25% or more of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

         Upon the approval by the Municipal Fund's shareholders, the fundamental investment policy governing concentration will provide:



         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitations tests so long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."



         The Trust's Board has also approved a related non-fundamental policy for the Municipal Fund, which will be adopted if the new fundamental policy is approved by shareholders, and which provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(h):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN



         The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that each Fund's existing fundamental policy be replaced with a non-fundamental restriction. Each Fund's current policy provides:

          "The Fund will not  purchase any  securities  on margin but may obtain
          such   short-term   credits  as  are   necessary   for   clearance  of
          transactions."

         The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, each Fund would become subject to the following non-fundamental policy:

         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         This does not constitute a substantive change in the Funds' fundamental policies. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

          PROPOSAL #3(i): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

         The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes the policies on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policies proposed to be eliminated, which state for each Fund:

          "The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge."

         The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policies as non-fundamental, however, would enable the Board to change the policies in the future without shareholder approval. Although the Funds are eliminating the 10% limitation on pledging assets, the Funds intend, as a matter of operating policy, to engage in these transactions in the same manner as presently.

         Upon the approval of the elimination of the existing fundamental policies on pledging assets, each Fund would become subject to the following non-fundamental policy:



         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #4: ELIMINATION OF CERTAIN OF THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES



          The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities that are permitted investments and that are consistent with their investment objectives and policies. The policies being removed are listed below. Each Proposal will be voted on separately by each Fund, and the approval of each change by each Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

           PROPOSAL #4(a): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
              POLICIES REGARDING INVESTING IN RESTRICTED SECURITIES

         The Funds currently are subject to fundamental investment policies limiting their ability to invest in restricted securities, which state:

         Municipal Fund:

         "The Fund will not invest more than 10% of the value of its net assets in securities subject to the restrictions on resale under federal securities law, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees."

         Treasury Fund:

          "The Fund will not purchase or sell securities which are restricted as to resale under federal securities law."

         There is no legal requirement that the Funds have a fundamental policy on this subject. These restrictions were imposed by state laws and NSMIA preempts those requirements. Accordingly, the Board believes that the restrictions should be eliminated for the Funds.

         Upon the approval of Proposal #4(a), the existing fundamental investment policies regarding investing in restricted securities will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                      PROPOSAL #4(b): TO REMOVE THE FUNDS'
       FUNDAMENTAL INVESTMENT POLICIES REGARDING SELLING SECURITIES SHORT

         The Funds are not required to have a fundamental restriction with respect to short sales of securities. To maximize the Funds' flexibility in this area, the Board believes that the Funds' restrictions on short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts those requirements. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Moreover, the Funds, as money market funds, are subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act, which has the effect of precluding the Funds from selling securities short.

         Upon the approval of Proposal #4(b), the existing fundamental investment policies regarding selling securities short will be eliminated.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                  PROPOSAL #5: TO AMEND AND RESTATE THE TRUST'S
              DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES
 TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE
              PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

         Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.



          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote. The Trustees have no present intention of liquidating the Trust or any of the Funds.



         If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

         The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Funds' shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting shares of the Funds as described in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

         In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each of the Proposals, except the election of Trustees and the ratification of the selection of the Auditors.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.



         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Funds, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds:

Municipal Fund: The following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Municipal Fund: Mark Epstein, Potomac, MD, owned approximately 16,663,220.46 shares (6.23%).

Treasury Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Treasury Fund: Strafe & Co., Columbus, OH, owned approximately 44,239,994.41 shares (18.70%); Ambank & Co., Baton Rouge, LA, owned approximately 24,192,385.59 shares (10.22%); Humboldt Bank, Eureka, CA, on behalf of various customer accounts, owned approximately 20,308,740.79 shares (8.58%); and The Bank of Guam, Agana, GU, owned approximately 17,919,322.95 shares (7.57).



Trustee Compensation
Name, Position                               Aggregate             Total Compensation Paid From Fund Complex+
With Trust                               Compensation From
                                              Trust1#
-------------------------------------- --------------------------- -------------------------------------------------------

John F. Donahue*@                                $0                    $0 for the Trust and 56 other investment
Chairman and Trustee                                                   companies in the Fund Complex

Thomas G. Bigley                             $1,421.81                 $113,860.22 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

John T. Conroy, Jr.                          $1,564.21                 $125,264.48 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

Nicholas P. Constantakis                       $682.58                 $47,958.02 for the Trust and 36 other
Trustee                                                                investment companies in the Fund Complex

William J. Copeland                          $1,564.21                 $125,264.48 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

John F. Cunningham**                             $0                    $0 for the Trust and 56 other investment
Trustee                                                                companies in the Fund Complex

J. Christopher Donahue*                          $0                    $0 for the Trust and 18 other investment
Executive Vice President and                                           companies in the Fund Complex
Trustee

James E. Dowd                                $1,564.21                 $125,264.48 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*                     $1,421.81                 $113,860.22 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

Edward L. Flaherty, Jr.@                     $1,564.21                 $125,264.48 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

Peter E. Madden                              $1,421.81                 $113,860.22 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

John E. Murray, Jr.                          $1,421.81                 $113,860.22 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

Wesley W. Posvar                             $1,421.81                 $113,860.22 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

Marjorie P. Smuts                            $1,421.81                 $113,860.22 for the Trust and 56 other
Trustee                                                                investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended May 31, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of two portfolios.

     **Mr. Cunningham became a Trustee of the Trust on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

+ The information is provided for the last calendar year.

     * This Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

         During the fiscal year ended May 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.



         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended May 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee



Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of
J. Christopher Donahue, Executive Vice President and Trustee of the Trust.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Trustee

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

William D. Dawson, III
Federated Investors Tower
Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Mary Jo Ochson
Federated Investors Tower
Pittsburgh, PA

Birthdate:  September 12, 1953

Vice President

Senior Vice President, Federated Investment Management Company.

Susan R. Hill
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 20, 1963

Vice President

Vice President, Federated Investment Management Company.

Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended May 31, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Cash Trust Series II, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

  SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary
May 14, 1999

                              CASH TRUST SERIES II

                            Municipal Cash Series II
                             Treasury Cash Series II

Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

















Cusip    .........
Cusip    .........
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Municipal Cash Series II (the "Fund"), a portfolio of Cash Trust Series II (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CASH TRUST SERIES II THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    For                       [   ]

Proposal 1       To elect Thomas G. Bigley, Nicholas P. Constantakis,
                 John F. Cunningham,  Charles F. Mansfield, Jr., John E. Murray,
                 Jr. and John S. Walsh as Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                  Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3........To make changes to the Fund's fundamental investment policies:

          3(a) To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investments in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investments in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 4:       To eliminate certain of the Fund's fundamental investment
                  policies:

          4(a) To remove the Fund's fundamental investment policy on investing in restricted securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          4(b) To remove the Fund's fundamental investment policy on selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]


Proposal 5: To amend and restate the Trust's Declaration of Trust to permit the Board of Trustees to liquidate the assets of the Trust, its series or classes, and distribute the proceeds of such assets to the holders of shares representing such interests, without seeking shareholder approval

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]
                                                                       YOUR VOTE
                                                                       IS
                                                                       IMPORTANT
                                                                       Please
                                                                       complete,
                                                                       sign and
                                                                       return
                                                                       this card
                                                                       as soon
                                                                       as
                                                                       possible.




                                                                           Dated


                                                                       Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903, or through the
                                             Internet at www.proxyvote.com.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Treasury Cash Series II (the "Fund"), a portfolio of Cash Trust Series II (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CASH TRUST SERIES II THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    For                       [   ]

Proposal 1       To elect Thomas G. Bigley, Nicholas P. Constantakis,
                 John F. Cunningham,  Charles F. Mansfield, Jr., John E. Murray,
                 Jr. and John S. Walsh as Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                  Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(b) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 4:       To eliminate certain of the Fund's fundamental investment
                  policies:

          4(a) To remove the Fund's fundamental investment policy on investing in restricted securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          4(b) To remove the Fund's fundamental investment policy on selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]


Proposal 5: To amend and restate the Trust's Declaration of Trust to permit the Board of Trustees to liquidate the assets of the Trust, its series or classes, and distribute the proceeds of such assets to the holders of shares representing such interests, without seeking shareholder approval

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                                       YOUR VOTE
                                                                       IS
                                                                       IMPORTANT
                                                                       Please
                                                                       complete,
                                                                       sign and
                                                                       return
                                                                       this card
                                                                       as soon
                                                                       as
                                                                       possible.




                                                                           Dated


                                                                       Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903, or through the
                                             Internet at www.proxyvote.com.